UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 15, 2005

Commission File Number 0-16305

INTERNATIONAL ELECTRONICS, INC.

(Exact name of small business issuer as specified in its charter)

MASSACHUSETTS	04-2654231
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification no.)

427 Turnpike Street, Canton, Massachusetts 02021

(Address of principal executive offices, including zip code)

(781) 821-5566

(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 ELECTION OF DIRECTORS

On February 11, 2005, the Registrant elected Leslie Charm and Albert Janjigian to respectively be a Class 1 Director and a Class 3 Director. Mr. Charm is expected to be a member of the Audit Committee and the Compensation Committee. Mr. Janjigian had previously consulted to the Company. During the Registrant’s fiscal year ending August 31, 2003 he was paid $61,015 for such consulting. He was last paid for consulting in September 2003. He has performed no services on behalf of the Company since then.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 15, 2005	INTERNATIONAL ELECTRONICS, INC.

	By:	/s/ John Waldstein
John Waldstein
President, Chief Executive Officer,
Chief Financial Officer and Treasurer